UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2014
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MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

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Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 422-6562
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 13, 2014, MB Financial, Inc., a Maryland corporation (the “Company”), filed a prospectus supplement to the prospectus included in its registration statement on Form S-3 (File No. 333-199823) with the Securities and Exchange Commission.  The prospectus supplement was filed in connection with the Company’s Dividend Reinvestment and Stock Purchase Plan.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Silver, Freedman, Taff & Tiernan LLP, regarding the legality of the shares being offered by the prospectus supplement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following exhibit is being filed herewith:

5.1    Opinion of Silver, Freedman, Taff & Tiernan LLP
23.1    Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 13, 2014	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)